UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549
FORM 8-K
CURRENT REPORT PURSUANT TO
SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of report (Date of earliest event reported): February 7, 2006
THE CORPORATE EXECUTIVE BOARD COMPANY
(Exact Name of Registrant as Specified in its Charter)

Delaware (State or Other Jurisdiction of Incorporation)	000-24799 (Commission File Number)	52-2056410 (IRS Employer Identification No.)

2000 Pennsylvania Avenue, NW Suite 6000, Washington, DC (Address of Principal Executive Offices)	20006 (Zip Code)
(202) 777-5000
(Registrant’s Telephone Number,
Including Area Code)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02. Results of Operations and Financial Condition.
In a press release on February 7, 2006, The Corporate Executive Board Company (the “Company”) announced and commented on its financial results for the fourth quarter and fiscal year ended December 31, 2005, announced an increase in the Company’s quarterly dividend and share repurchase authorization and provided a financial outlook for fiscal 2006. A copy of the Company’s press release is attached hereto and furnished as Exhibit 99.1.
Item 9.01. Financial Statements and Exhibits.
     (d) Exhibits

Exhibit No.	Description
99.1	The Corporate Executive Board Company’s press release for fourth quarter 2005 earnings and increases in the quarterly dividend and share repurchase authorization.

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
The Corporate Executive Board Company
By: /s/ Timothy R. Yost
Timothy R. Yost
Chief Financial Officer
Date: February 9, 2006

Exhibit Index

Exhibit No.	Description
99.1	The Corporate Executive Board Company’s press release for fourth quarter 2005 earnings and increases in the quarterly dividend and share repurchase authorization.